Exhibit 99.1

Insmed Announces Proposed $500 Million Public Offering of Common Stock

BRIDGEWATER, N.J., May 28, 2024 /PRNewswire/ -- Insmed Incorporated (Nasdaq: INSM), a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases, today announced that it intends to offer and sell $500 million of shares of its common stock in an underwritten public offering. In addition, Insmed intends to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares of common stock offered in the public offering. All of the shares to be sold in the offering are to be sold by Insmed. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Goldman Sachs & Co. LLC and Leerink Partners are acting as joint book-running managers for the offering.

The public offering of common stock described above is being made pursuant to Insmed’s shelf registration statement on Form S-3 (File No. 333-272088) that was previously filed with the Securities and Exchange Commission (SEC) and became automatically effective on May 19, 2023. A preliminary prospectus supplement relating to and describing the terms of the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to this offering may be obtained, when available, from Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com or Leerink Partners LLC, Attention: Syndicate Department, 53 State Street, 40th Floor, Boston, MA 02109, by telephone at (800) 808-7525, ext. 6105, or by email at syndicate@leerink.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Insmed

Insmed Incorporated is a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases. Insmed’s first commercial product is a first-in-disease therapy approved in the United States, Europe, and Japan to treat a chronic, debilitating lung disease. The Company is progressing a robust pipeline of investigational therapies targeting areas of serious unmet need, including neutrophil-mediated inflammatory diseases and rare pulmonary disorders. Insmed is also advancing an early-stage research engine encompassing a wide range of technologies and modalities, including artificial intelligence-driven protein engineering, gene therapy, and protein manufacturing. Insmed is headquartered in Bridgewater, New Jersey, with additional offices and research locations throughout the United States, Europe, and Japan.

Forward-looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.

The forward-looking statements in this press release are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the public offering; failure to continue to successfully commercialize ARIKAYCE, our only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain US, European or Japanese approval for ARIKAYCE; uncertainties or changes in the degree of market acceptance of ARIKAYCE or, if approved, brensocatib or TPIP by physicians, patients, third-party payors and others in the healthcare community; our inability to obtain full approval of ARIKAYCE from the U.S. Food and Drug Administration, including the risk that we will not successfully or in a timely manner validate a patient reported outcome tool and complete the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE, or our failure to obtain regulatory approval to expand ARIKAYCE's indication to a broader patient population; inability of us, PARI Pharma GmbH or our other third-party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System (Lamira); our inability to obtain and maintain adequate reimbursement from government or third-party payors for ARIKAYCE or, if approved, brensocatib or TPIP or acceptable prices for ARIKAYCE or, if approved, brensocatib or TPIP; failure to obtain, or delays in obtaining, regulatory approvals for brensocatib, TPIP or our other product candidates in the U.S., Europe or Japan or regulatory approvals for potential future brensocatib or TPIP indications; failure to successfully commercialize brensocatib, TPIP or our other product candidates, if approved by applicable regulatory authorities, in the U.S., Europe or Japan, or to maintain US, European or Japanese approval for brensocatib, TPIP or our other product candidates, if approved; development of unexpected safety or efficacy concerns related to ARIKAYCE, brensocatib, TPIP or our other product candidates; inaccuracies in our estimates of the size of the potential markets for ARIKAYCE, brensocatib, TPIP or our other product candidates or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the risks and uncertainties associated with, and the perceived benefits of, our secured senior loan with certain funds managed by Pharmakon Advisors, LP and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the impact of the restrictions on our operations under these agreements; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or, if approved, brensocatib or TPIP; risk that brensocatib or TPIP does not prove to be effective or safe for patients in ongoing and future clinical studies; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP and our other product candidates and our potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval of our product candidates or to permit the use of ARIKAYCE in the broader population of patients with Mycobacterium avium complex lung disease, among other things; risks that our clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; the risk that the full data set from the ASPEN study or data generated in further clinical trials of brensocatib will not be consistent with the topline results of the ASPEN study; risks that interim or partial data sets are not representative of a complete or larger data set or that blinded data will not be predictive of unblinded data; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S., Europe or Japan, including separate regulatory approval for Lamira in each market and for each usage; failure of third parties on which we are dependent, including Esteve Pharmaceuticals, S.A., Thermo Fisher Scientific, Inc. or the Company's other third-party manufacturers, to manufacture sufficient quantities of ARIKAYCE, brensocatib or TPIP for commercial or clinical needs, to conduct our clinical trials, or to comply with our agreements or laws and regulations that impact our business or agreements with us; our inability to attract and retain key personnel or to effectively manage our growth; our inability to successfully integrate our recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that our acquired technologies, products and product candidates are not commercially successful; inability to adapt to our highly competitive and changing environment; inability to access, upgrade or expand our technology systems or difficulties in updating our existing technology or developing or implementing new technology; risk that we are unable to maintain our significant customers; risk that government healthcare reform materially increases our costs and damages our financial condition; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; risk that our current and potential future use of artificial intelligence and machine learning may not be successful; deterioration in general economic conditions in the U.S., Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; the strength and enforceability of our intellectual property rights or the rights of third parties; inability to adequately protect our intellectual property rights or prevent disclosure of our trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on us by agreements related to ARIKAYCE or brensocatib, including our license agreements with PARI Pharma GmbH and AstraZeneca AB, and failure to comply with our obligations under such agreements; the cost and potential reputational damage resulting from litigation to which we are or may become a party, including product liability claims; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; our limited experience operating internationally; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; our history of operating losses, and the possibility that we never achieve or maintain profitability; goodwill impairment charges affecting our results of operations and financial condition; inability to repay our existing indebtedness and uncertainties with respect to our ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans. The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company’s business, please see the factors discussed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and any subsequent Company filings with the SEC.The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this press release. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Contact:

Investors:

Bryan Dunn
Executive Director, Investor Relations
Insmed
(646) 812-4030
bryan.dunn@insmed.com

Eleanor Barisser
Associate Director, Investor Relations
Insmed
(718) 594-5332
eleanor.barisser@insmed.com

Media:

Mandy Fahey
Executive Director, Corporate Communications
Insmed
(732) 718-3621
amanda.fahey@insmed.com